UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

2024 Annual Meeting
Vote by May 5, 2024
11:59 PM ET

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
2529 VIRGINIA BEACH BOULEVARD
VIRGINIA BEACH, VA 23452

V34539-P04049

You invested in WHEELER REAL ESTATE INVESTMENT TRUST, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 6, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and the 2023 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 6, 2024
9:30 a.m. Eastern Time

Marriott Virginia Beach Oceanfront
4201 Atlantic Avenue
Virginia Beach, Virginia 23451

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** *To be elected for terms expiring in 2025:*	
1a.	E.J. Borrack	For
1b.	Robert G. Brady	For
1c.	Kerry G. Campbell	For
1d.	Stefani D. Carter	For
1e.	Megan Parisi	For
1f.	Dennis Pollack	For
1g.	Joseph D. Stilwell	For
2.	To ratify the appointment of Cherry Bekaert LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	For
3.	To approve, on an advisory basis, executive compensation for fiscal year 2023.	For
4.	To recommend, on an advisory basis, the frequency of executive compensation votes.	3 Years
5.	To authorize pursuant to an amendment to Company's charter the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company's outstanding common stock (a "RSS") at a ratio between 1:2 and 1:24, and at any time from May 7, 2024 through May 31, 2024.	For
6.	To authorize pursuant to an amendment to Company's charter the Board of Directors to effect, in its sole discretion, a RSS at a ratio between 1:2 and 1:100, and at any time from June 1, 2024 to July 31, 2024.	For
7.	To authorize pursuant to an amendment to Company's charter the Board of Directors to effect, in its sole discretion, a RSS at a ratio between 1:2 and 1:100, and at any time from August 1, 2024 to September 30, 2024.	For
8.	To authorize pursuant to an amendment to Company's charter the Board of Directors to effect, in its sole discretion, a RSS at a ratio between 1:2 and 1:100, and at any time from October 1, 2024 to November 30, 2024.	For
9.	To authorize pursuant to an amendment to Company's charter the Board of Directors to effect, in its sole discretion, a RSS at a ratio between 1:2 and 1:100, and at any time from December 1, 2024 to January 31, 2025.	For
10.	To authorize pursuant to an amendment to Company's charter the Board of Directors to effect, in its sole discretion, a RSS at a ratio between 1:2 and 1:100, and at any time from February 1, 2025 to March 31, 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V34540-P04049